06/21/2001TER                                       14



06/21/2001TER



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




        Date of Report (Date of earliest event reported) August 30, 2002

                          THE SPORTS CLUB COMPANY, INC.


           Delaware                       1-13290                 95-4479735
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

11100 Santa Monica Boulevard, Suite 300
        Los Angeles, California                                     90025
(address of principal executive offices)                          (Zip Code)



        Registrant's telephone number, including area code (310) 479-5200


  (Former name or former address, if changed since last report.) Not applicable






                           Index of Exhibits on Page 2

Item 5.           Other Events

Extension of Bank Credit Agreement

                  On August 30, 2002, the Company amended its Loan Agreement with Comerica Bank - California. The amended agreement extends the maturity date of the Company's credit facility until October 31, 2002. All other terms of the agreement remain unchanged, including the credit amount, financial covenants and interest rate.

                  As of August 30, 2002, there were no borrowings outstanding under the credit agreement. $7.4 million was utilized in the form of letters of credit leaving $2.6 million available for future borrowings. The Company remains out of compliance with two of the financial covenants for the June 30, 2002 reporting quarter. The Bank has waived the Company's compliance with such covenants for that quarter.

                  Between now and October 31, 2002, the Company intends on renewing the bank agreement for another year and redefine the financial covenants.

Sale of Houston Real Estate

                  On August 30, 2002, the Company completed the sale of its real estate in Houston, Texas to an unaffiliated buyer. The property was acquired in 1998 with the intention of building The Sports Club/LA - Houston on the site. The Company received net proceeds of $3.0 million upon the close of the transaction.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

99.1 Fifth Amendment to Fourth Amended and Restated Loan Agreement between the Company and certain of its subsidiaries and Comerica Bank-California dated August 30, 2002.

99.2 Reaffirmation of Intercreditor and Subordination Agreement dated as of August 30, 2002 among the Company and certain of its subsidiaries and U.S.Bank Trust, National Association.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                              THE SPORTS CLUB COMPANY, INC.



                                                By:  /s/ Timothy O'Brien
                                                     Timothy O'Brien
                                                     Chief Financial Officer

                                                     September 4, 2002

                                  EXHIBIT 99.1



                        FIFTH AMENDMENT TO FOURTH AMENDED
                           AND RESTATED LOAN AGREEMENT


     THIS FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT ("Amendment") is made and entered into as of August 30, 2002 by and among: (a) The Sports Club Company, Inc., a Delaware corporation; Pontius Realty, Inc., a California corporation; The SportsMed Company, Inc., a California corporation; LA/Irvine Sports Clubs, Ltd., a California limited partnership; Talla New York, Inc., a New York corporation; SCC Sports Club, Inc., a Texas corporation; Irvine Sports Club, Inc., a California corporation; SCC Nevada, Inc. f/k/a Green Valley Spectrum Club, Inc.; Sports Club, Inc. of California, a California corporation; SF Sports Club, Inc., a Delaware corporation; Washington D.C. Sports Club, Inc., a Delaware corporation; HFA Services, Inc., a California corporation; and NY Sports Club, Inc., a Delaware corporation (collectively, the "Borrowers"); (b) Comerica Bank-California ("Comerica"), as the Bank; and (c) Comerica Bank-California, as agent (in such capacity, the "Agent") for the banks (the "Banks") that are parties to the Loan Agreement (as defined below), and is made with reference to the following:

         A. Comerica, the Agent and the Borrowers have entered into that certain Fourth Amended and Restated Loan Agreement, dated as of April 1, 1999, and amended pursuant to that certain First Amendment to Fourth Amended and Restated Loan Agreement (the "First Amendment"), dated as of December 3, 1999, that certain Second Amendment to Fourth Amended and Restated Loan Agreement dated as of August 10, 2000 (the "Second Amendment"), that certain Third Amendment to Fourth Amended and Restated Loan Agreement dated as of June 1, 2001 (the "Third Amendment"), that certain Letter Agreement re: Waiver of Covenant Compliance dated as of March 14, 2002, and that certain Fourth Amendment to Fourth Amended and Restated Loan Agreement dated as of May 31, 2002 (the "Fourth Amendment") (as amended, as the same may hereafter be amended, modified, extended and/or restated, from time to time, the "Loan Agreement".) Pursuant to the Loan Agreement, the Bank has made certain Loans to the Borrowers and has committed to make additional Loans in the future upon the satisfaction of certain conditions.

         B. The Borrowers, the Agent and the Bank wish to amend the Loan Agreement as more particularly set forth below.

         NOW, THEREFORE, in consideration of the premises and the agreements, conditions and covenants contained herein, the parties hereby agree as follows:

1.       Defined Terms.

a) "Effective Date" shall mean the date on which each of the conditions precedent set forth in Section 5 of this Amendment is satisfied.

b) All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

     2. Extension of Maturity Date. Effective as of the Effective Date, the definition of "Maturity Date" is amended to read in full as follows:

                  "Maturity Date" means October 31, 2002, subject to the option of all Banks, in their sole and absolute discretions, following the written request of Borrowers, to be received by Agent no later than sixty (60) days prior to each anniversary of the date of this Agreement, and subject to such terms and conditions as all Banks may require, to extend the Maturity Date for an additional period of one year.

     3. General Amendment. Effective as of the Effective Date, the Loan Agreement and all other Loan Documents are hereby amended to the further extent required to give effect to the terms and conditions of the amendments to the Loan Agreement effected pursuant to Section 2 above.

     4. Full Force and Effect. Effective as of the Effective Date, each of the Loan Documents is hereby amended such that all references to the Loan Agreement contained in any such documents shall be deemed to be references to the Loan Agreement, as amended by this Amendment. Except as amended hereby, the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect.

     5. Conditions Precedent. The satisfaction of the following shall be conditions precedent for the benefit of the Agent and the Banks to the effectiveness of this Amendment:

     5.1 Reaffirmation of Intercreditor Agreement. The Agent shall have received a Reaffirmation of Intercreditor Agreement in the form of Exhibit "A" to this Amendment duly executed by each of the parties to the same.

     5.2 Corporate Documents. The Agent shall have received (a) a certificate of an officer of each Borrower to the effect that such Borrower is in compliance in all material respects with all material requirements of applicable law; (b) a certificate of the chief financial officer of each Borrower stating that, after giving effect to the modifications to the Loan Agreement effected herein, as of the Effective Date no Default or Event of Default shall have occurred and be continuing on the Effective Date; and (c) such additional approvals, documents and other information, in form and substance satisfactory to the Agent, as the Agent may reasonably request.

     5.3 Bank Expenses. All legal fees, costs and other expenses which the Agent and the Bank have incurred in connection with this Amendment as of the Effective Date but which have not previously been reimbursed by Borrowers shall have been so reimbursed by Borrowers.

         6. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Banks that, except as set forth in this Section 6 and the Schedule of Exceptions, each representation and warranty made by it in
Article IV of the Loan Agreement and each representation and warranty made by it in each other Loan Document, in each case as updated in connection with the First Amendment, Second Amendment, Third Amendment, and the Fourth Amendment, is true and correct on and as of the Effective Date as though made as of the Effective Date, except to the extent such representations and warranties relate solely to an earlier date. Notwithstanding the foregoing:

a) In lieu of reaffirming the representations and warranties contained in
Section 4.6 of the Loan Agreement, Borrowers hereby represent, warrant and covenant that Borrowers and their Subsidiaries do not have any material liability or material contingent liability not reflected in the financial statements contained in the Form 10-Q of The Sports Club Company, Inc. filed with the SEC for the fiscal quarter ended June 30, 2002 (the "June 30, 2002 10-Q") and that there has been no material adverse change in the business, operations or condition (financial or otherwise) of Borrowers and their Subsidiaries, taken as a whole, since June 30, 2002.

b) In lieu of reaffirming the representations and warranties contained in
Section 4.10 of the Loan Agreement, Borrowers represent, warrant and covenant that, except for (i) the matters set forth in Schedule 4.10 to the Loan Agreement, (ii) any matter fully covered as to subject matter and amount (subject to applicable deductibles and retentions) by insurance for which the insurance carrier has not asserted lack of subject matter coverage or reserved its right to do so, or (iii) any matter, or series of related matters, involving a threatened claim against Borrowers of less than $100,000, there are no actions, suits or proceedings pending or, to the best knowledge of Borrowers, threatened against or affecting Borrowers or any of their Subsidiaries or any Property of any of them in any court of Law or before any Governmental Agency not reflected in the June 30, 2002 10-Q.

c) In lieu of reaffirming the representations and warranties contained in
Section 4.12 of the Loan Agreement, Borrowers represent, warrant and covenant that no event has occurred and is continuing that is a Default, other than the Defaults waived by the Agent on August 13, 2002.

         7. In lieu of reaffirming the representations and warranties contained in Section 4.17 of the Loan Agreement, Borrowers represent, warrant and covenant that the financial projections dated July 19, 2002, heretofore delivered to the Agent are based on facts known to Borrowers and on assumptions that are reasonable and consistent with such facts. To the best knowledge of Borrowers, no material fact or assumption is omitted as a basis for such projections, and such projections are reasonably based on such facts and assumptions. Nothing is this Section (d) shall be construed as a representation that such projections in fact will be achieved.

8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which, taken together, shall constitute but one and the same instrument.

     9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.



         [Remainder of page intentionally left blank; signatures follow]

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.


BORROWERS:


THE SPORTS CLUB COMPANY, INC.,
a Delaware corporation


                By:      /s/Timothy O'Brien
                         -------------------------------
                          --------------------------------
                          Timothy O'Brien, its
                          Chief Financial Officer


PONTIUS REALTY, INC.,                      LA/IRVINE SPORTS CLUBS, LTD.,
a California corporation                   a California limited partnership

                                           By: Sports Club, Inc. of California,
By:       /s/Timothy O'Brien               general partner
          ------------------------------
          ------------------------------
          Timothy O'Brien, its
          Chief Financial Officer
                                           By:    /s/Timothy O'Brien
                                                  -----------------------------
                                                  -----------------------------
                                                  Timothy O'Brien, its
                                                  Chief Financial Officer


SPORTS CLUB, INC. OF CALIFORNIA,         ALLA NEW YORK, INC.,
a California corporation                  New York corporation


By:       /s/Timothy O'Brien             By:    /s/Timothy O'Brien
          -------------------------------      --------------------------------
          -------------------------------      --------------------------------
          Timothy O'Brien, its                 Timothy O'Brien, its
          Chief Financial Officer              Chief Financial Officer


IRVINE SPORTS CLUB, INC.,                CC NEVADA, INC.,
a California corporation                  Nevada corporation,


By:       /s/Timothy O'Brien             By:    /s/Timothy O'Brien
          -------------------------------      --------------------------------
          -------------------------------      --------------------------------
          Timothy O'Brien, its                 Timothy O'Brien, its
          Chief Financial Officer              Chief Financial Officer

THE SPORTSMED COMPNAY, INC.,
a California corporation


By:       /s/Timothy O'Brien
          -------------------------------
          -------------------------------
          Timothy O'Brien, its
          Chief Financial Officer

SCC SPORTS CLUB, INC.,
a Texas corporation


By:       /s/Timothy O'Brien
          -------------------------------
          -------------------------------
          Timothy O'Brien, its
          Chief Financial Officer

HFA SERVICES, INC.
a California corporation


By:       /s/Timothy O'Brien
          -------------------------------
          -------------------------------
          Timothy O'Brien, its
          Chief Financial Officer



NY SPORTS CLUB, INC.
a Delaware corporation,


By:       /s/Timothy O'Brien
          -------------------------------
          -------------------------------
          Timothy O'Brien, its
          Chief Financial Officer

SF SPORTS CLUB, INC.,
a Delaware corporation


By:       /s/Timothy O'Brien
          -------------------------------
          -------------------------------
          Timothy O'Brien, its
          President

WASHINGTON D.C. SPORTS CLUB, INC.,
a Delaware corporation


By:       /s/Timothy O'Brien
          -------------------------------
          -------------------------------
          Timothy O'Brien, its
          President





AGENT:

COMERICA BANK-CALIFORNIA,
a California banking corporation, as Agent


By:       /s/ William Phillips
          -------------------------------
          William Phillips
          Vice President


COMERICA BANK-CALIFORNIA,
a California banking corporation


By:       /s/ William Phillips
          -------------------------------
          -------------------------------
          William Phillips
          Vice President

AGREED AND ACCEPTED
WITH RESPECT TO SECITON 2
OF THIS AMENDMENT:


GUARANTORS

/s/ Rex Licklider
-----------------------------------------------------------
-----------------------------------------------------------
Rex Licklider


/s/ Michael Talla
-----------------------------------------------------------
-----------------------------------------------------------
Michael Talla
-----------------------------------------------------------
-----------------------------------------------------------



MDP VENTURES, II, LLC, a
New York limited liability company


By:       /s/ Brian Collins
          -------------------------------------------------
          -------------------------------------------------
Its:      Vice President
          -------------------------------------------------

                                                                 EXHIBIT 99.2
                         REAFFIRMATION OF INTERCREDITOR
                           AND SUBORDINATION AGREEMENT

         THIS REAFFIRMATION OF INTERCREDITOR AND SUBORDINATION AGREEMENT (this "Agreement"), dated as of August 30, 2002, is made among The Sports Club Company, Inc. (the "Issuer"), the Irvine Sports Club, Inc., SCC Nevada, Inc., a Nevada corporation f/k/a Green Valley Spectrum Club, Inc., the Agent (as defined below) and U.S. Bank Trust, National Association, a national banking association, as trustee (the "Trustee") pursuant to that certain Indenture dated as of April 1, 1999 among, inter alia, the Issuer, the Guarantors (as defined below) and the Trustee with respect to the 11.375% Senior Secured Notes of Issuer due March 15, 2006 (collectively, the "Senior Secured Notes"), and is made with reference to the following:

     A. Pontius Realty, Inc.; Sports Club, Inc. of California; Irvine Sports Club, Inc.; The SportsMed Company; Inc. L.A./Irvine Sports Club, Ltd.; Talla New York, Inc.; SCC Sports Club, Inc.; SCC Nevada, Inc. f/k/a Green Valley Spectrum Club, Inc.; Spectrum Liquidating Company f/k/a Spectrum Liquidating Corp.; SF Sports Club, Inc.; Washington D.C. Sports Club, Inc.; HFA Services, Inc.; and NY Sports Club, Inc. (collectively, the "Guarantors"), the Issuer (collectively with the Guarantors, "Borrowers"), Comerica Bank-California, a California banking corporation ("Comerica" and, collectively with such other Persons as may from time to time become lenders pursuant to the terms of the Credit Agreement, the "Banks"), and Comerica, as agent for the Banks (the "Agent"), are parties to that certain Fourth Amended and Restated Loan Agreement, dated as of April 1, 1999, as amended by that certain First Amendment to Fourth Amended and Restated Loan Agreement dated December 3, 1999, that certain Second Amendment to Fourth Amended and Restated Loan Agreement dated August 10, 2000, that certain Third Amendment to Fourth Amended and Restated Loan Agreement dated as of June 1, 2001, that certain Letter Agreement re: Waiver of Covenant Compliance dated as of March 14, 2002, and that certain Fourth Amendment to Fourth Amended and Restated Loan Agreement (the "Fourth Amendment") dated as of May 31, 2002 (as amended, modified, renewed, extended or replaced from time to time, the "Credit Agreement"), pursuant to which the Banks have agreed to make loans to the Borrowers.

     B. The Guarantors have guaranteed the indebtedness of the Issuer to the holders of the Senior Secured Notes.

     C. The parties to this Agreement are parties to that certain Intercreditor and Subordination Agreement dated as of April 1, 1999 (the "Intercreditor Agreement"). Capitalized terms used but not defined in this Agreement have the respective meanings accorded them in the Intercreditor Agreement.

     D. Certain assets of the Borrowers are subject to Liens securing the obligations of the Borrowers to the Agent and the Banks under the Credit Agreement and the obligations of the Issuer and the Guarantors to the holders of the Senior Secured Notes.

     E. The Borrowers, the Agent and the Banks wish to amend the Loan Agreement as more particularly set forth in that certain Fifth Amendment to Fourth Amended and Restated Loan Agreement of even date herewith (the "Fifth Amendment").

     F. To induce the Bank to agree to such amendment, the Trustee and each of the Guarantors have agreed to enter into this Reaffirmation of Intercreditor and Subordination Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and other agreements hereinafter contained, the parties to this Agreement (collectively, the "Parties") hereby agree as follows:

1. Reaffirmation. Each Party hereby reaffirms on the date hereof each of the covenants and agreements made by it in the Intercreditor Agreement and agrees that each of such covenants and agreements shall remain unmodified and in full force and effect notwithstanding the execution and delivery of the Fourth Amendment and the Fifth Amendment.

2. Counterparts. This Reaffirmation may be executed in multiple counterparts, each of which shall constitute an original and all of which, taken together, shall constitute but one and the same instrument.
                            THE SPORTS CLUB COMPANY, INC.,
                            a California corporation


                            By     /s/ Timothy O'Brien
                                -----------------------------------------------
                                   Timothy O'Brien
                            Title: Chief Financial Officer



                            IRVINE SPORTS CLUB, INC.,
                            a California corporation


                                 By       /s/ Timothy O'Brien
                                     ------------------------------------------
                                 Timothy O'Brien
                                 Title: Chief Financial Officer


                                 SCC NEVADA, INC.,
                                 a Nevada corporation


                                 By       /s/ Timothy O'Brien
                                      -----------------------------------------
                                          Timothy O'Brien
                                 Title:   Chief Financial Officer


                                   THE AGENT

                                   COMERICA BANK-CALIFORNIA,
                                   a California banking corporation, as Agent


                                   By       /s/ William Phillips
                                          ------------------------------------
                                            William Phillips
                                            Title:   Vice President


                                    THE TRUSTEE

                                    U.S. BANK TRUST, NATIONAL ASSOCIATION, a national banking association


                                    By       /s/ Richard Prokosch
                                        ---------------------------------------
                                             Title: Vice President